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Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of CardioTech International, Inc., a Massachusetts corporation (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas F. Lovett, Vice President of Finance, the chief financial officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                      /s/ Thomas F. Lovett

                      Thomas F. Lovett,
                      Vice President of Finance, chief financial officer

June 19, 2003

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002